Exhibit 99.1

Exhibit 99.1

Spectrum Pharmaceuticals

Analyst Day 2015

Safe Harbor Statement

This presentation contains forward-looking statements regarding future events and the future performance of Spectrum Pharmaceuticals that involve risks and uncertainties that could cause actual results to differ materially. These statements are based on management’s current beliefs and expectations. These statements include but are not limited to statements that relate to our business and its future, our strategy, the success of our drug candidates, the safety and efficacy of our drug products, product approvals, market potential, product sales, revenue, development, regulatory and approval timelines, product launches, product acquisitions, capital resources and any statements that relate to the intent, belief, plans or expectations of Spectrum or its management, or that are not a statement of historical fact.

Risks that could cause actual results to differ include the possibility that our existing and new drug candidates may not prove safe or effective, the possibility that our existing and new drug candidates may not receive approval from the FDA and other regulatory agencies in a timely manner or at all, the possibility that our existing and new drug candidates, if approved, may not be more effective, safer or more cost efficient than competing drugs, the possibility that price and other competitive pressures may make the marketing and sale of our drugs not commercially feasible, the possibility that our efforts to acquire or in-license and develop additional drug candidates may fail, our lack of sustained revenue history, our limited experience in establishing strategic alliances, our limited marketing experience, our customer concentration, the possibility for fluctuations in customer orders, evolving market dynamics, our dependence on third parties for clinical trials, manufacturing, distribution, information and quality control and other risks that are described in further detail in the Company’s reports filed with the Securities and Exchange Commission. We do not plan to update any such forward-looking statements and expressly disclaim any duty to update the information contained in this presentation except as required by law.

Analyst Day Agenda

Overall Business Strategy Dr. Raj Shrotriya

Financial Review Kurt Gustafson

Operational Highlights Joe Turgeon

Research & KOL Presentations Dr. Lee Allen

Commercial Perspective Tom Riga

Questions & Answers Team

3

Introduction

Rajesh Shrotriya

Chairman and CEO

Spectrum’s Focus & Overview

AT SPECTRUM PHARMACEUTICALS

“WE BRING OUR EXPERTISE AND PASSION FOR EXCELLENCE TO ACQUIRE, DEVELOP AND COMMERCIALIZE PHARMACEUTICALS FOR UNMET MEDICAL NEEDS WHILE BUILDING VALUE FOR OUR SHAREHOLDERS.”

Positioned For Long-Term Growth

STRONG LONG-TERM

GROWTH DRIVERS

MULTIPLE ASSETS

FUND

Your text here

Your text here

Your text here

Your text here

5	Approved Drugs

LATE-STAGE ASSETS

WITH GROWTH

POTENTIAL

CE

Melphalan

Your text here

Poziotinib

Business Development and Lifecycle Management

Your text here

Apaziquone

stage

assets

6

See Package Inserts for full indications and for details including safety information

Financial Review

Kurt Gustafson

Executive Vice President, Chief Financial Officer

and Principal Accounting Officer

Non-GAAP Earnings in 2014

$25

30% Increase Year over Year $21.4

$20

$15

2014 Product $10

Sales:

2013 Product $187 $5

Sales:

$144 Million

Million $ 2013 2014

$(5)

$(5.6)

$(10)

Non-GAAP Earnings (Loss) excludes stock-based compensation, depreciation, 8 intangibles amortization, taxes, shareholder litigation, and certain non-recurring items

Breakeven cash flow in 2014 excluding Business Development

$200

$180

$21

$160 $160 $35

$140 $13 $133

$120

$100

$80

$60

$40

$20

12/31/2013 Cash Non-GAAP Milestones Working Capital 12/31/2014 Cash

Earnings

$ millions

Operational Highlights

Joseph Turgeon

President and Chief Operating Officer

Key Recent Milestones

2Q 2014 3Q 2014 4Q 2014 1Q 2015 TODAY

Analyst Day Highlights

Spectrum is Positioned For Long-Term Growth

SPI-2012: Late-stage drug targeting blockbuster market

CE Melphalan: Under FDA review PDUFA date: October 23, 2015

Apaziquone: Late-stage drug could satisfy unmet need in bladder cancer

Poziotinib: A promising Phase 2 pan-HER inhibitor

Positioned For Long-Term Growth

STRONG LONG-TERM

GROWTH DRIVERS LATE-STAGE ASSETS

WITH GROWTH POTENTIAL

MULTIPLE ASSETS

Your text here CE

stage

Melphalan Your text here

Your text here assets

Apaziquone

Your text here Your text here Poziotinib Your text here

Business Development and Lifecycle Management

5	Approved Drugs

See Package Inserts for full indications and for details including safety information

Research and KOL Presentations

Lee Allen, MD PhD

Chief Medical Officer

Spectrum’s Medical Development Group Aggressively Driving Portfolio Advancement

PROMISING FUTURE

STRATEGIC DEVELOPMENT

THE

DELIVERING

Multiple pipeline assets

Experienced TEAM

Proven track record of delivery

Spectrum’s Pipeline

Experienced Team with Proven Track Record

CONTINUING TO DELIVER ON THE PROMISE…

Poziotinib

SPI-2012 Apaziquone CE-Melphalan

KOL Presentations

SPI-2012

Novel biologic with blockbuster potential to mitigate neutropenia

CE Melphalan

Propylene glycol-free Melphalan with an improved stability profile for the treatment of Multiple Myeloma

Apaziquone

Next generation alkylating agent addressing an unmet medical need for the treatment of Non Muscle Invasive Bladder Cancer

Poziotinib

Pan-HER inhibitor with strong early data in breast cancer and activity in other solid tumors

Dr. Jeff Vacirca

Dr. Parameswaran Hari

Dr. Fred Witjes

Dr. Francisco Esteva

Spectrum Pharmaceuticals

Analyst Day 2015

SPI-2012

Jeffrey L. Vacirca

MD, FACP

SPI-2012

CEO, Managing Partner & Chief of Clinical Research at North Shore Hematology/Oncology Associates

Medical Director for ION/ASBSG

Vice-President, Community Oncology Alliance

CEO & President National Translational Research Group.

Our Involvement With SPI-2012 Phase 2 Studies

SPI-2012 is a Novel Biologic Chemically Conjugated Form of Recombinant Human G-CSF Analogue

Non-glycosylated FC

Region of IgG4 Antibody

(low immunogenicity; prolonged half-life)

LAPS-G-CSF®

Long Acting Protein Discovery (LAPSCOVERY) Technology

– Technology confers long-acting properties through decreased renal and vascular endothelial clearance

– Fc-mediated transport of G-CSF may lead to increase bone marrow uptake

Phase 1: ANC Profiles of SPI-2012 and Pegfilgrastim

(Healthy Volunteers)

Absolute Neutrophil Count (ANC)

60

50

SPI-2012—270 ìg/kg (4 mg as G-CSF)

/L) 40 pegfilgrastim ?6mg (as G-CSF)

10 9

X 30 SPI-2012—135 ìg/kg (2 mg as G-CSF)

(cells 20 ANC

10

0

0 2 4 6 8 10 12 14 16 18 20 22

Study Drug

Time (day)

SPI-2012 270ìg/kg Pegfilgrastim 6mg (n=10) SPI-2012 135ìg/kg Placebo (n=10) SPI-2012 45ìg/kg

*Other lower doses of SPI-2012 not shown in this figure

SPI-2012 Phase 2 Study Summary

# SPI-2012 Phase 2 Study Design

| | |
|---|---|
| **Sample Size (N)** | N=144, n=36 per treatment arm of 45, 135, and 270 |
| **Key Entry Criteria** | ▪ Newly diagnosed patients with histologically confirmed breast cancer who are candidates for adjuvant or neoadjuvant chemotherapy with docetaxel (75 mg/m$^2$) and cyclophosphamide (600 mg/m$^2$) [TC]<br>▪ ECOG performance status $\leq$ 2<br>▪ ANC $\geq$ 1.5 x 10$^9$/L<br>▪ Platelet count $\geq$ 100 x 10$^9$/L |
| **Doses** | ▪ SPI-2012– 45 µg/kg, 135 µg/kg, 270 µg/kg<br>▪ Pegfilgrastim – fixed dose 6 mg |
| **Primary Objective** | Assess the effect of various doses of SPI-2012 on the mean duration of severe neutropenia (DSN) during Cycle 1 |
| **Secondary Objectives** | DSN in Cycles 2-4<br>ANC in Cycles 1-4<br>Time to ANC recovery in Cycles 1-4<br>Depth of ANC nadir in Cycles 1-4<br>Febrile neutropenia rates by cycle and overall<br>Safety profile, hospitalization, immunogenicity |

26

SPI-2012 Demographic Characteristics

SPI-2012 SPI-2012 SPI-2012 Pegfilgrastim Total

Parameter 45 µg/kg 135 µg/kg 270 µg/kg 6 mg(N=147)

(N=39)(N=36)(N=36)(N=36)

Age n39 36 36 36 147

Mean 59.8 56.8 55.7 60.4 58.2

SD 11.31 10.63 9.79 10.43 10.64

Median 62.0 59.0 56.5 60.5 59.0

Min, Max 33, 77 32, 74 38, 77 35, 77 32, 77

Weight(kg) n 39 36 36 36 147

Mean 77.2 75.6 76.5 78.0 76.8

SD 13.18 23.06 17.57 17.20 17.85

Median 75.0 67.3 74.0 73.4 73.9

Min, Max 56, 108 41, 135 48, 129 48, 131 41, 135

Weight Category n 39 36 36 36 147

< 65 kg 7 (18%) 12 (33%) 8 (22%) 6 (17%) 33 (22%)

65-75 kg, inclusive 13 (33%) 10 (28%) 11 (31%) 13 (36%) 47 (32%)

> 75 kg 19 (49%) 14 (39%) 17 (47%) 17 (47%) 67 (46%)

SPI-2012 Duration of Severe Neutropenia (DSN)- Cycle 1 Primary Endpoint

	SPI-2012 45 µg/kg (N=39)	SPI-2012 135 µg/kg (N=36)	SPI-2012 270 µg/kg (N=36)	Pegfilgrastim 6 mg (N=36)
DSN (Days)				
0	25 (64%)	29 (81%)	35 (97%)	31 (86%)
1	1 (3%)	3 (8%)	1 (3%)	1 (3%)
2	5 (13%)	3 (8%)	0 (0%)	2 (6%)
3	5 (13%)	0 (0%)	0 (0%)	2 (6%)
4	1 (3%)	0 (0%)	0 (0%)	0 (0%)
5	2 (5%)	0 (0%)	0 (0%)	0 (0%)
7	0 (0%)	1 (3%)	0 (0%)	0 (0%)
n	39	36	36	36
Mean	**1.03**	**0.44**	**0.03**	**0.31**
SD	1.547	1.275	0.167	0.822
Median	0.00	0.00	0.00	0.00
Min, Max	0.00 - 5.00	0.00 - 7.00	0.00 - 1.00	0.00 - 3.00
95% Confidence Interval	(0.56, 1.51)	(0.14, 0.86)	(0.00, 0.08)	(0.08, 0.58)
Difference with Pegfilgrastim	**0.72**	**0.14**	**-0.28**	**N/A**
95% Confidence Interval	(0.19, 1.27)	(-0.28, 0.64)	(-0.56,-0.06)	N/A
Non-inferiority p-value	0.296	0.002	<0.001	N/A
Superiority p-value	0.006	0.528	0.023	N/A

28

SPI-2012 Duration of Severe Neutropenia (DSN)- Cycle 1 Primary Endpoint

SPI-2012 SPI-2012 SPI-2012 Pegfilgrastim

45	µg/kg 135 µg/kg 270 µg/kg 6 mg

(N=39)(N=36)(N=36)(N=36)

DSN (Days)

n 39 36 36 36

Mean 1.03 0.44 0.03 0.31

SD 1.547 1.275 0.167 0.822

Difference with Pegfilgrastim 0.72 0.14 -0.28 N/A

Non-inferiority p-value 0.296 0.002 <0.001 N/A

Superiority p-value 0.006 0.528 0.023 N/A

Non-inferiority achieved for SPI-2012 135 µg/kg and 270 µg/kg arms

Superiority achieved for SPI-2012 270 µg/kg over pegfilgrastim

SPI-2012 Median Absolute Neutrophil Count (ANC) Over Time in Cycle 1

40 SPI-2012—270 ìg/kg SPI-2012—135 ìg/kg

35 pegfilgrastim—6 mg

30 SPI-2012—45 ìg/kg

/L) 25 9 (10 ANC 20 15

10

5

0

0 5 10 15 20

Chemo Study Days Therapy Drug

Similar ANC trends between 135 µg/kg arm and pegfilgrastim dosing arms

ANC recovery was numerically greater in the 270 µg/kg arm

SPI-2012 Percentage of Patients with No Severe Neutropenia in Cycle 1

No significant difference compared to pegfilgrastim

Similar ANC trends between 135 µg/kg arm and pegfilgrastim dosing cohorts

ANC recovery was considerably stronger in 270 µg/kg arm

SPI-2012 Summary of Selected Treatment-Related Adverse Events (? 5%)

SPI-2012 SPI-2012 SPI-2012

Description Pegfilgrastim

45	ug/kg 135 ug/kg 270 ug/kg

Any AE 20 (51%) 19(51%) 23(64%) 21(58%)

Bone Pain 8(21%) 8(22%) 9(25%) 10(28%)

Myalgia 5(13%) 1(3%) 4 (11%) 7(19%)

Arthralgia 5(13%) 5 (14%) 3(8%) 5(14%)

Headache 4(10%) 2(5%) 3(8%) 4 (11%)

Back Pain 6(15%) 4 (11%) 1(3%) 3 (8%)

Overall, all SPI-2012 doses were well tolerated and no significant dose-related toxicities were observed? The incidence of most of these adverse events (AEs) was similar between all three SPI-2012 treatment groups and the pegfilgrastim group? The most common (?10%) treatment-related AEs observed in all patients were musculoskeletal pain and leukocytosis

No unexpected toxicity

SPI-2012

Pivotal Phase 3: ADVANCE Study Schema

Two 500 Patient trials, one in North America one International Study

Screening Treatment Period Four 21-day Cycles End of Cycle Visit

Period

Day 1 Day 2

SPI-2012

(3.6	mg, SC)

30*Chemotherapy

250 patients ?30 Days

Days

500 patients After the end

Pegfilgrastim of Cycle 4

(6 mg, SC)

Randomization

250 patients

*TC/TAC depending on North America or International Study

SPI-2012

Clinical Summary to Date

Over 230 patients treated to date

Innovative biologic based on elegant science

Non-inferior efficacy to pegfilgrastim

Comparable safety profile to pegfilgrastim

Low immunogenicity

Novel biologic expands patient options

Captisol-Enabled™ Melphalan

Parameswaran Hari,

MD, MRCP, MS

Captisol-Enabled™ Melphalan

Armand J. Quick/William F. Stapp Professor of Hematology Medical College of Wisconsin

Director of the Adult Blood and Marrow Transplant Program

Section Head of Hematologic Malignancies and Transplantation

Division of Hematology and Oncology

Annual Number of Transplant Recipients in the US by Transplant Type

Autologous Allogeneic 14000 12000 10000 8000

Transplants 6000 4000 2000 0

Pasquini MC, Zhu X. Current use and outcome of hematopoietic stem cell transplantation: CIBMTR Summary Slides, 2014. Available at: http://www.cibmtr.org

Indications for Hematopoietic Stem Cell Transplants in the US, 2012

Allogeneic (Total N=7,554) Autologous (Total N=11,145) 7000 Melphalan based >95% 6000 Other melphalan based 5000

Transplants 4000

3000 of

2000

Number 1000

0 Myeloma/ AML ALL CML NHL HD MDS/MPD CLL Aplastic Other Other PCD Anemia Non-Malig Cancer Dis

Pasquini MC, Zhu X. Current use and outcome of hematopoietic stem cell transplantation: CIBMTR Summary Slides, 2014. Available at: http://www.cibmtr.org

Unmet Needs with

Current IV Melphalan Formulation

Unmet needs with IV melphalan revolve around safety, dose reconstitution and dose administration

Poor stability (<60 minutes) makes advanced planning and coordination necessary

Poor solubility requires dilution into high volumes of saline

Administration of high volumes at fast rates are not safe for all patients

Current Melphalan Products

Step 1:

Nurse calls pharmacist to inform that they need a dose of Melphalan that day and schedules a time.

Step 2:

Pharmacist reconstitutes drug at planned time after confirming availability of nurse to administer drug.

Step 3:

Pharmacist delivers to the floor and hands the infusion bag to nurse.

Step 4:

Nurse has <30 minutes to administer the drug to the patient via a central line.

Significant time and effort needed to plan the logistics of current melphalan administration

Captisol-Enabled Melphalan Formulation

+

Captisol-Enabled DNA Melphalan Captisol Melphalan Crosslinking

Addresses issues with solubility, stability, and tissue delivery

– Standard Melphalan needs to be used within one hour of reconstitution; limits use for prolonged infusions

Propylene glycol-free formulation improves side effect profile

– PG associated with loss of consciousness, arrhythmias, cardiac arrest, renal dysfunction hyperosmolality, increased anion gap metabolic acidosis and sepsis-like syndrome

Once in bloodstream, Captisol dissociates from Melphalan

# CE-Melphalan Phase 2a Pharmacokinetic Study Bioequivalence Design

A Phase 2a, Open-Label, Randomized, Pharmacokinetic Comparative, Cross-Over Study of Melphalan HCl for Injection and Standard Melphalan for Injection for Myeloablative Conditioning in Multiple Myeloma Patients Undergoing Autologous Transplantation



Screening Period
Study Period
Follow-up Period
Baseline tests for study and infectious disease testing
Randomization
Day -3 CE-Mel 100mg/m² IV Over 30 min.
Day -2 Standard Mel 100mg/m² IV Over 30 min.
Day -3 Standard Mel 100mg/m² IV Over 30 min.
Day -2 CE-Mel 100mg/m² IV Over 30 min.
Day 1 Rest Day
ASCT Day +14 Daily CBC & weekly safety assessments until ANC engraftment
Day 0 ASCT
ASCT Day +7 Daily CBC & weekly safety assessments until ANC engraftment
ASCT Day +21 Daily CBC & weekly safety assessments until ANC engraftment
ASCT Day +30 Daily CBC & weekly safety assessments until ANC engraftment
Date of Engraftment
Up to 7 days after Date of Engraftment
End of Study Evaluations

**Enrollment (N=24)**

41

CE-Melphalan Phase 2a Pharmacokinetic Study Efficacy Overview

All patients (100%) achieved myeloablation and engraftment

– Median time to myeloablation was 3 days

– Median time to neutrophil engraftment was 11 days

Time and Rate of Total Time and Rate of Total

Myeloablation(N=24) Engraftment(N=24)

Experienced Experienced

Yes 24 (100%) Yes 24 (100%)

Myeloablation Engraftment

Time to Mean 2.9 Time to Mean 11.0

Myeloablation Engraftment

SD 1.21 SD 1.08

(study days)(study days)

Median 3.0 Median 11.0

Min 0 Min 9

Max 5 Max 13

CE-Melphalan Phase 2a Pharmacokinetic Study Melphalan Plasma Concentration

Bioequivalence demonstrated

– i.e., the lower and upper 90% CI within the FDA established limits of 80% to 125%

Cmax: 112%

AUC 0-t: 110%

AUC-inf: 110%

Successful myeloablation

(Day +3)

Successful engraftment

(Day +11)

No additional toxicities:

Treatment-emergent AEs: (100%)

– Common AEs- nausea, diarrhea, vomiting, hypokalemia, fatigue, decreased appetite, dizziness, and thrombocytopenia

Treatment-emergent SAEs: (29%)

– febrile neutropenia, mucosal inflammation, sepsis and extreme fatigue 43

Melphalan Plasma Concentration

(ng/mL) CE-Melphalan HCl

Concentration Alkeran

Time (min)

CE-Melphalan Phase 2a Pharmacokinetic Study Safety Overview

Adverse event safety profile in this study appears consistent with what has been reported with high-dose treatment with standard Melphalan

– No patients discontinued prematurely

TEAEs ?50% of Patients

Nausea 100%

Diarrhea 96%

Vomiting 88%

Hypokalemia 88%

Fatigue 83%

Thrombocytopenia 75%

Decreased appetite 63%

Dizziness 63%

CE-Melphalan Phase 2a

Pharmacokinetic Study Summary

Results from the Phase 2a study (N=24):

CE-Melphalan is bioequivalent to standard Melphalan

– CE-Melphalan (propylene glycol-free) peak and systemic exposure were slightly greater than with standard Melphalan

The efficacy and safety profile were consistent with that already established for high-dose Melphalan conditioning with ASCT for MM

– 100% of patients achieved myeloablation and engraftment

– Most frequent AEs included fatigue, nausea, and hypokalemia

CE-Melphalan has improved stability and is propylene glycol-free

– More stable following reconstitution

– Longer infusion times/higher doses possible with CE-Melphalan (propylene glycol-free) could improve response to treatment

# CE-Melphalan Phase 2b Safety and Efficacy Study Design and Assessments

- Multicenter, Open-label study of high-dose CE-Melphalan (propylene glycol-free) conditioning in MM pts undergoing ASCT
  - (Relapsed MM patients were also eligible)



Pretreatment Period
Study Period
Follow-up Period
MM response assessment and AHCT suitability
Baseline tests
AHCT
Daily safety assessments until neutrophil engraftment
Weekly safety assessments
Safety assessment
Final safety and response assessment
≥ 8 weeks prior to AHCT
-30
-3
-2
Day 0
+7 to +30
+60
+90 to +100
CE-Melphalan (propylene glycol-free) 100 mg/m² IV over 30 min on Day -3 and Day -2

- Endpoints:
  - **Primary Endpoint:** Treatment-related mortality; overall safety and toxicity
  - **Secondary Endpoints:** Efficacy as measured by response rate; myeloablation; engraftment; covariates that affect PK parameters

46

CE-Melphalan Phase 2b Safety and Efficacy Study Endpoint Analyses

Primary Endpoint

Treatment-related mortality- 0%

Secondary Endpoints

Summary of Myeloablation Rate, Neutrophil Engraftment Rate, and Platelet Engraftment Rate Following CE-Melphalan (Propylene Glycol-Free) Administration (Safety Population)

Total

Endpoint Measure(N=61)

N (%)

Myeloablation Median days to myeloablation (range) 5.0(-1, 6)

Neutrophil Median days to neutrophil engraftment

Engraftment(range) 12.0(10, 16)

Platelet Median days to platelet engraftment

Engraftment(range) 13.0(10, 28)

Non-engraftment Number of pts 0

CE-Melphalan Phase 2b Safety and Efficacy Study Efficacy – Myeloma Response

Summary of Multiple Myeloma Responses at Day 100 Following CE-Melphalan (Propylene Glycol-Free) Administration (Response-Evaluable Population)

Response Assessment Total

N (%)

All Stages of Disease 61

Overall Response Rate 58(95%)

sCR 10(16%)

CR 9(15%)

VGPR 26(43%)

PR 13(21%)

SD 2(3%)

PD 1(2%)

CE-Melphalan Phase 2b Safety and Efficacy Study Safety: AEs

Summary of Adverse Events (>25% by Preferred Term) (N=61)

System Organ Class All AEs Grade 3 Grade 4

Preferred Term N (%) N (%) N (%)

Patients with Adverse Events of Any Causality 60(98%) 57(93%) 50(82%)

Gastrointestinal Disorders 58(95%) 6(10%) 1(2%)

Nausea 53(87%) 1(2%) 0

Diarrhea 56(92%) 1(2%) 0

Vomiting 30(49%) 0 0

Constipation 22(36%) 0 0

Abdominal Pain 15(25%) 0 0

Metabolism & Nutrition Disorders 52(85%) 24(39%) 2(3%)

Hypokalemia 31(51%) 12(20%) 0

Decreased Appetite 24(39%) 0 0

General Disorders & Administration Site Conditions 57(93%) 6(10%) 0

Fatigue 44(72%) 1(2%) 0

Mucosal Inflammation 16(26%) 5(8%) 0

Pyrexia 29(48%) 2(3%) 0

Investigations 47(77%) 0 40(66%)

Platelet Count Decreased 39(64%) 0 39(64%)

White Blood Cell Count Decreased 39(64%) 0 39(64%)

Lymphocyte Count Decreased 24(39%) 1(2%) 23(38%)

Neutrophil Count Decreased 22(36%) 0 22(36%)

Nervous System Disorders 35(57%) 0 0(0%)

Dizziness 17(28%) 0 0

Blood & Lymphatic Disorders 49(80%) 28(46%) 11(18%)

Anemia 29(48%) 22(36%) 0

Febrile Neutropenia 22(36%) 16(26%) 0

CE-Melphalan Phase 2b Safety and Efficacy Study Safety: Mucositis

Summary of Mucositis Assessment Following CE-Melphalan (Propylene Glycol-Free) Administration (Safety Population)

Baseline Day -2 Day 0 Day 7 Day 14

Grade(Mel Tmt)(ASCT)

N (%) N (%) N (%) N (%) N (%)

Grade 0 55(98%) 51(94%) 49(88%) 27(48%) 35(73%)

(No Change)

Grade 1 0 1(2%) 6(11%) 14(25%) 12(27%)

(Soreness/Erythema)

Grade 2

(Erythema, ulcers; can eat 1(2%) 2(4%) 1(2%) 9(16%) 0

solids)

Grade 3 0 0 0 7(13%) 0

(Ulcers; requires liquid diet)

Grade 4 0 0 0 0 0

(Alimentation not possible)

Dose limiting toxicity of Melphalan is gastrointestinal

CE-Melphalan Phase 2b Safety and Efficacy Study Summary

CE-Melphalan (propylene glycol-free) high dose therapy:

– Myeloablation followed by engraftment established in all 61 patients

– Neutrophil engraftment achieved in all 61 patients; median time—12 days

– Platelet engraftment achieved in all 61 patients; median time—13 days

Promising MM response rates at Day +90/+100 following CE-Melphalan (propylene glycol-free) based ASCT:

– Overall Response Rate 95%

– Complete Responses (sCR and CR) in 31% of pts

– VGPR or better response in 74% of pts

CE-Melphalan (propylene glycol-free) was generally safe and well-tolerated in the study population

– No treatment-related mortality and no discontinuations due to AEs

– Related AEs and SAEs (gastrointestinal, blood and lymphatic, general disorders, investigations) consistent with toxicities expected for Melphalan

Apaziquone

Bladder Cancer and Apaziquone

Spectrum Investors Day

Friday March 13, 2015

Prof Dr. Fred Witjes

Dept Urology

RadboudUMC, Nijmegen

Epidemiology versus Awareness

Prostate cancer

Testicular cancer

Bladder cancer

Cancer incidence (= new cases/year)

Tumour Incidence US Incidence EU

Bladder ca 68,810 149,000

Colon ca 145,290 376,400

Lung ca 172,570 381,500

Prostate ca 232,090 237,800

Breast ca 211,240 370,100

Prevalence (= all cases being treated)

Tumour Incidence US Incidence EU

Bladder ca 68,810 149,000

Prevalence estimate >600,000 >1,100,000

2012

Colon ca 145,290 376,400

Lung ca 172,570 381,500

Prostate ca 232,090 237,800

Breast ca 211,240 370,100

# of Instillations, around 3,000,000 around 6,000,000

2012 estimate

NCI cancer research funding (106 USD)

Cancer 2010 2011 2012 2013 Incidence 5 year

type spending spending spending vs deaths survival

Lung 282 297 315 228,190/159,480 16.6%

Prostate 301 288 265 238,590/29,720 99.2%

Breast 631 625 602 232,340/39,620 89.2%

Colorectal 270 265 256 142,820/50,380 64.9%

Bladder 23 21 23 72,570/15,201 77.9%

Melanoma 102 116 121 76,690/9,480 91.3%

NHL 122 126 120 69,740/19,020 69.0%

Kidney 47 46 49 65,150/13,680 71.8%

Conclusion 1: bladder cancer

- Is very prevalent and costly

- Has limited awareness and funding

- Is a large potential market

Let’s focus on NMIBC

(non muscle invasive bladder cancer)

Bladder Cancer

The unmet needs in NMIBC

1) The operation

Guideline for the management of nonmuscle invasive bladder cancer (Stages Ta, T1, and Tis): 2007 update

M. Craig Hall,* Sam S. Chang,† Guido Dalbagni, Raj Som Pruthi, John Derek Seigne,‡ Eila Curlee Skinner, J. Stuart Worf, Jr.§ and Paul F. Schellhammer

From the American Urological Association Education and Research, Inc.

Standard: Under most circumstances, eradication of tumors should be performed.

[Based on Panel consensus]

Transurethral Resection (TUR)

The initial surgical resection (TUR) is not complete in up to 50% of cases a very high “recurrence” rate

Risk Size Recurrences Progression

in 2 years

Low 30% 30% <1%

Intermediate 40-50% 50-60% <5%

High 20-30% 70-80% 10-30%

The unmet needs in NMIBC

2) Adjuvant Treatment

Guideline adjuvant therapy

Low risk: Single Postoperative Instillation (SPI): recurrence rates reduced by +50% (30% 15% at 2 year)

Intermediate risk: chemo of BCG: recurrence rates reduced by <50% (50-60% 30-40%)

High risk: BCG: recurrence rates reduced by <50% (70-80% 40-50%)

Not really very effective

And

. Single Postoperative Instillation (SPI): is done only in a minority of patients

US, Burks et al, J Urol 2012

SPI: 27?50% ideal pts, 9-24% non ideal pts

Reasons for no SPI: logistic factors (24%), doubt about benefit (20%), resection aspects (17%), pt factors (malignancy uncertain, other th/ planned, 54%)

US, Barocas et al, J Urol 2013, n=2800

SPI: 35?38% ideal pts, 12-15% non ideal patients

85% of nonuse represent appropriate clinical judgement

Europe, Palou, WJUrol 2014, n=800

45% SPI, large variation per country

Clinical practice gaps (Witjes et al., BJUI 2013)

There is significant non-adherence to EAU and AUA guideline recommendations for BCG use in intermediate-and high-risk NMIBC.

47% of 197 intermediate-risk patients received EAU or AUA guideline-recommended intravesical therapy

Of 774 high-risk patients, 50% received maintenance BCG as recommended by the EAU and the AUA

Guideline adjuvant therapy

Low risk: SPI: recurrence rates reduced by +50% (30% 15% at 2 year)

Intermediate risk: chemo of BCG: recurrence rates reduced by <50% (50-60% 30-40%)

High risk: BCG: recurrence rates reduced by <50% (70-80% 40-50%)

Not really very effective

Guidelines not followed in many (>50%) of cases

Guideline adjuvant therapy

Low risk: SPI: recurrence rates reduced by +50% (30% 15% at 2 year)

Intermediate risk: chemo of BCG: recurrence rates reduced by <50% (50-60% 30-40%)

High risk: BCG: recurrence rates reduced by <50% (70-80% 40-50%)

Not really very effective

Guidelines not followed in many (>50%) of casesand finally there is a current worldwide BCG shortage

Conclusion 2: treatment NMIBC

Results are not very good many recurrences

Reasons are

TUR is not a good operation (we cut into the tumor!)

Guideline advise treatments are not very effective

Guidelines are not followed well

BCG shortage

Therefore there is a Large Unmet Medical Need

New developments…

In 40 years, no new treatments have been approved and marketed

Year Intravesical Agent

1961 Thiotepa

1975 BCG

1975 Mitomycin C

No drug has ever been approved for immediate instillation for non-invasive bladder cancer in the U.S. or EU

Apaziquone

Historical Overview

1980s

First synthesized by Eef Oostveen at the University of Amsterdam (1987)

1990s

Preclinical and early clinical studies conducted by EORTC

Phase 2 trials of IV administration in solid tumors failed to show significant antitumor activity: lack of clinical activity of IV drug due to short half-life

2000

Rationale for the treatment of NMIBC using intravesical instillation

Phase 1/2 study initiated in 2002

Phase 2 marker lesion study in 2004 (69% CR)

Phase 3 initiated in 2007

Top-line data obtained in 2012

Pre-NDA meeting in 2013

Another Phase 3 study (To be initiated)

Apaziquone: Mechanism of Action

Inactive pro-drug activated in a hypoxic environment (bladder)

Activated by DT-diaphorase (high levels in bladder cancer)

Apaziquone is active in bladder cancer

Molecular weight prevents absorption and short (minutes) half life time

Apaziquone is safe for use in the bladder

In Vitro Data (vdHeijden et al. J Urol 2005)

On an average Apaziquone is 26 times more effective (range 6 to 78 times) than MMC

In Vitro Apaziquone Data

Mitomycin C (0 – 0.30 mMol)

1

Survival Cell

0.1

0.000 0.150 0.300

Concentration nM

1

Survival Cell

0.1

0.000 0.150 0.300

Apaziquone (0 – 0.03 mMol)

1	T24

Survival Cell

0.1

0.000 0.015 0.030

Concentration nM

1	253J

Survival Cell

0.1

0.000 0.015 0.030

Clinical Phase 1 and 2 Data

4	mg in 50 mL identified as best dose

Disappearance of tumor in 69%! (marker lesion)

9/12 in phase 1 study, 31/46 in phase 2 study40/58 side effects as with other chemotherapeutic instillations

49.5% of responders still tumor free after 18 months

Valrubicin: 5 of 39 CR’s after 2 years recurrence free (Newling 2007)

Gemcitabin: 9 of 28 CR’s after 1 year recurrence free (Mafffezzini 2007)

Review Gofrit 2010

Highest marker lesion respons rate ever (23 studies, >1200 pts)

Very promising efficacy in responders

Apaziquone Clinical Study Data

Marker lesion before apaziquone treatment

Marker lesion scar after apaziquone treatment

Clinical Phase 1 and 2 Data

4	mg in 50 mL identified as best dose

Disappearance of tumor in 69%! (marker lesion)

9/12 in phase 1 study, 31/46 in phase 2 study40/58 side effects as with other chemotherapeutic instillations

49.5% of responders still tumor free after 18 months

Valrubicin: 5 of 39 CR’s after 2 years recurrence free (Newling 2007)

Gemcitabin: 9 of 28 CR’s after 1 year recurrence free (Mafffezzini 2007)

Review Gofrit 2010

Highest marker lesion respons rate ever (23 studies, >1200 pts)

Very promising efficacy in responders

Marker lesion experiments in bladder cancer – what have we learned?

Apaziquone Phase 3 Clinical Trials (611 and 612)

Two double-blind, placebo-controlled, randomized Phase III clinical studies, initiated in 2007

Patients with primary or recurrent Ta, G1-G2 NMIBC

562 evaluable patients per trial

Central Pathology read as Ta, G1-G2

Primary endpoint: Recurrence rate at 2 years

Secondary endpoints:

Disease free Interval

Number of recurrences per patient

Progression to higher stage or grade

Disease free survival; Overall survival

Completed enrollment (1600+ patient) in Dec. 2009

Apaziquone Phase 3 Patient Disposition

	SPI 611 N=802		SPI 612 N=813	
	Apaziquone (N=406) N (%)	Placebo (N=396) N (%)	Apaziquone (N=402) N (%)	Placebo (N=410) N (%)
Time to Instillation from TURBT (min)				
<=30	183 (45.1)	199 (50.3)	138 (34.3)	125 (30.5)
31 – 90	82 (20.2)	59 (14.9)	76 (18.9)	76 (18.5)
90 – 120	32 (7.9)	38 (9.6)	28 (7.0)	33 (8.0)
>120	109 (26.8)	100 (5.3)	160 (39.8)	176 (42.9)
Ta G1 G2	295 (72.7)	271(68.4)	282 (70.1)	298 (72.7)
Discontinued				
Adverse Events	14 (3.4)	17 (4.3)	18 (4.5)	17 (4.1)
Withdrawal of consent	25 (6.2)	29 (7.3)	19 (4.7)	14 (3.4)
Other	50(12.3)	39(9.9)	36(8.9)	33(8.1)

88

Radboudumc

Apaziquone Phase 3 (ITT Population)

Primary Endpoint – Recurrence at 2 years (ITT Population)

SPI 611 SPI 612

N=802 N=812

Apaziquone Placebo Apaziquone Placebo

(N=406)(N=396)(N=402)(N=410)

Recurrence Rate 36.9% 42.2% 40.0% 46.1%

95% CI 32.2, 41.8 37.3, 47.2 35.2, 45.0 41.2, 51.1

Chi –square p-value 0.130 0.082

Difference in rates 5.2% 6.0%

95% CI -1.5, 12.0 -0.8, 12.8

Odds ratio (A:P) 0.80 0.78

95% CI 0.61, 1.07 0.59, 1.03

But, blood inactivates Apaziquone

O’Brien 2008

Apaziquone Phase 3 Subgroup Analysis

Primary Endpoint – Recurrence at 2 yrs (ITT Population): time to instillation 30–90 min

SPI 611 SPI 612

N=141 N=152

Apaziquone Placebo Apaziquone Placebo

(N=82)(N=59)(N=76)(N=76)

Recurrence Rate 24.4% 40.7% 32.9% 51.3%

95% CI 15.6, 35.1 28.1, 54.3 22.5, 44.6 39.6, 63.0

Chi –square p-value 0.040 0.022

Difference in rates 16.3% 18.4%

95% CI 0.7, 31.9 3.0, 33.8

Odds ratio (A:P) 0.47 0.47

95% CI 0.23, 0.97 0.24, 0.90

Apaziquone Phase 3 Combined Analysis

611 and 612

Apaziquone Placebo Apaziquone Placebo

(N=577)(N=569)(N=117)(N=100)

All 30 – 90 min

Recurrence rate 38.8% 45.5% 28.2% 50.0%

95% CI 34.8, 42.9 41.4, 49.7 20.3, 37.3 39.8, 60.2

Chi-square test p=0.022 p=0.001

Difference in RR 6.7% 21.8%

95% CI 1.0, 12.4 9.0, 34.5

Odds ratio (A:P) 0.76 0.39

95% CI 0.60, 0.96 0.22, 0.69

Conclusion:

Non invasive bladder cancer and Apaziquone

We need something new in NMIBCa

Apaziquone’s Mechanism of Action confers advantages for intravesical use

Apaziquone in vitro is very effective

Apaziquone in vivo is safe with very promising efficacy

Poziotinib

Francisco Esteva

MD, PhD

Associate Director of Clinical Investigation

Director, Breast Medical Oncology Program

Laura and Isaac Perlmutter Cancer Center

New York University, Langone,

New York, NY

HER2-Targeted Therapies

Chemotherapy Plus Trastuzumab in Metastatic Disease

Slamon et al Marty et al

n = 469 n = 186

Treatment Arms AC or T* Docetaxel

vs vs

AC or T?H† Docetaxel ?H†

Time to Disease P value P value

Progression (mos) 4.6 7.4 < 0.001 6.1 11.7 0.0001

Response Rate 32% 50% < 0.001 34% 61% 0.0002

Median Overall 20 25 0.046 23 31 0.0325

Survival (mos)

*T = paclitaxel; †H = trastuzumab.

Hudis CA. N Engl J Med. 2007;357:36-51; Slamon DJ, et al. N Engl J Med. 2001;344:783-792; Marty M, et al. J Clin Oncol. 2005;23:4265-4267.

CLEOPATRA: First-Line Pertuzumab for MBC

HER2+ MBC (N = 800)

90% of enrolled patients trastuzumab naïve

RANDOMIZATION

Docetaxel 75 mg/m^{2*} q3wk
+ Trastuzumab 8 mg/kg, → 6 mg/kg q3wk
+ **PLACEBO**

Docetaxel 75 mg/m^2 q3wk
+**Trastuzumab** 8 mg/kg, → 6 mg/kg q3wk
+ **Pertuzumab** 840 mg cycle 1, 420 mg q3wk

Primary endpoint: PFS

**Docetaxel can be increased to 100 mg/m2 q3wk if tolerable.*

Baselga J, et al. *N Engl J Med.* 2012;366(2):109-119.
Swain S, et al. *Lancet Oncol.* 2013;14(6):461-471.

98

Docetaxel 75 mg/m2* q3wk

+ Trastuzumab 8 mg/kg, ? 6 mg/kg q3wk

+ PLACEBO

Docetaxel 75 mg/m2 q3wk

+Trastuzumab 8 mg/kg, ? 6 mg/kg q3wk

+ Pertuzumab 840 mg cycle 1, 420 mg q3wk

Primary endpoint: PFS

*Docetaxel can be increased to 100 mg/m2 q3wk if tolerable.

CLEOPATRA: First-Line Pertuzumab for HER2+ Metastatic Breast Cancer—Overall Survival

100

90 Ptz + T + D: median 56.5 months

80 Pla + T + D: median 40.8 months 70 60

% OS, 50

40 30

20 HR=0.68

(95% CI, 0.56-0.84) ? 15.7 months

10 P=0.0002

90% of enrolled 0

patients 0 1020304050 60 70

trastuzumab Time, Months

Number naïve at risk

Primary endpoint: PFS

Ptz + T + D 402 371 318 268 226 104 28 1 Pla + T + D 406 350 289 230 179 91 23 0

Swain S. ESMO. 2014

# EMILIA: Second Line Trastuzumab-DM1


HER2-positive LABC or MBC (N=980)
Prior taxane and trastuzumab Progression on metastatic treatment or within 6 months of adjuvant treatment
1:1
T-DM1
3.6 mg/kg q3w IV
Capecitabine
1000 mg/m2 PO bid, days 1–14, q3w
+
Lapatinib
1250 mg/day PO qd
PD
PD

- **Stratification factors:** World region, number of prior chemo regimens for MBC or unresectable LABC, presence of visceral disease
- **Primary endpoints:** PFS by independent review, OS, and safety
- **Key secondary endpoints:** PFS by investigator, ORR, DOR

100

Verma S, et al. *N Engl J Med*. 2012 Nov 8;367(19):1783-91

EMILIA: Second Line Trastuzumab-DM1 HER2+ LABC Metastatic Breast Cancer—Overall Survival

Median (months) No. of events

Cap + Lap 25.1 182

1.0	T-DM1 30.9 149
85.2%	Stratified HR=0.682 (95% CI, 0.55, 0.85); P=0.0006

Efficacy stopping boundary P=0.0037 or HR=0.727

0.8

78.4%	64.7%

surviving 0.6

51.8%

Proportion 0.4

0.2

0.0

0 2 4 6 8 1012 1416182022 24262830 323436

No. at risk: Time (months)

Cap + Lap 496 471 453 435 403 368 297 240 204 159 133 110 86 63 45 27 17 7 4

T-DM1 495 485 474 457 439 418 349 293 242 197 164 136 111 86 62 38 28 13 5

Data cut-off July 31, 2012; Unstratified HR=0.70 (P=0.0012) Verma S, et al. N Engl J Med. 2012 Nov 8;367(19):1783-91

# Phase III Study to Test if Total HER2+ Blockade Improves Clinical Outcome

Key Inclusion

- HER2+(FISH+/ IHC3+) MBC
- Progression on
  - Anthracycline
  - Taxane
  - Trastuzumab
- Progression on most recent trastuzumab regimen

Stratification Factors

- Visceral Disease
- Hormone Receptor

RANDOMIZATION

**Lapatinib 1500 mg/day PO**
**N=148**

Crossover if PD after 4 week therapy (N=73)

**Lapatinib 1000 mg/day PO**
**Trastuzumab 4 2 mg/kg IV qw**
**N=148**

Blackwell, *JCO*, 2010. Blackwell, JCO, 2012

102

Phase III Study to Test if Total HER2+ Blockade Improves Clinical Outcome for HER2+ Metastatic Breast Cancer -Overall Survival in ITT Population

L L+T

100 N = 145 N = 146

Died, n 69 56

80% Median, wks 39.0 51.6

80	Hazard ratio (95% CI) 0.75 (0.53, 1.07)

Surviving P value 0.106

60	70%

6Mo OS 45%

Percentage 40

36%

Cumulative 20 12Mo OS

0

020 40 60

Subjects At Risk Time from Randomization (wks)

L 148 106 30 4

L+T 148 121 40 3

Blackwell, JCO, 2010. Blackwell, JCO, 2012

Improvements in Overall Survival Rates in HER2+ Metastatic Breast Cancer

First-line setting Second-line setting Third-/fourth-line

(CLEOPATRA n=808)(EMILIA n=991)(EGF104900 n=291)

Trastuzumab+ Trastuz Lapatinib+ Lapatinib

pertuzumab+ + docetaxel capecitabine Lapatinib+

docetaxel T-DM1 trastuzumab

Median OS 56.5 Gain of 4.5 months

OS results Gain of 5.8 months despite crossover in

months (vs. 40.8 mo) 52%

Most patients with metastatic breast cancer die because of progressive disease

Need for Novel therapies

# ExteNET Trial: Neratinib HER2 Positive Extended Adjuvant Breast Cancer


Early HER2+ Breast Cancer after trastuzumab
RANDOMIZATION
Neratinib daily (1 year)
Placebo (1 year)

**Primary endpoint: Invasive Disease Free Survival (IDFS)**
**Positive Study Results announced July, 2014**

105

clinicaltrials.gov identifier: NCT00878709

Poziotinib: Orally active, irreversible pan-HER inhibitor

Active against HER-1 (EGFR), HER-2, HER-4, and receptor mutations including EGFR T790M

# In-vitro Studies Show Poziotinib Activity Superior to Other HER Tyrosine Kinase Inhibitors

- In HER-2 breast cancer cells, Poziotinib showed superior *in vitro* activities than Neratinib and Afatinib

*In vitro* activities of pan-HER TKIs in HER-2 breast cancer cells.

| Compounds | SK-Br-3<br>HER-2 +<br>$IC_{50}$ nM | MDA-MB-175<br>HER-2 +<br>$IC_{50}$ nM | MDA-MB-453<br>HER-2 +/PIK3CA mut.<br>$IC_{50}$ nM |
|---|---|---|---|
| Poziotinib | 1.0 | 0.1 | 5.4 |
| Neratinib | 2.0 | 2.5 | 17.8 |
| Afatinib | 16.0 | 2.4 | 92.4 |

107

Overview of Poziotinib Clinical Phase 1 Trials

Compounds Study PHI-101 Study PHI-102

Target population Advanced solid tumors Advanced solid tumors

Regimen Monotherapy Monotherapy

Dose escalation 0.5-32 mg Dose escalation 12-24 mg

Dosing Expansion 24 mg Food effect 16 mg

Schedule 2 weeks on, 1 week off Continuous

Total: 55 Total: 28

No. of enrolled patients Dose escalation: 43 Dose escalation: 20

Expansion: 12 Expansion: 8

Status Completed Completed

2012 ASCO 2013 ASCO

Publication Abstract #3076 Abstract #2565

Poziotinib Phase 1 Study

Adverse Events Overview HM-PHI-101

No Grade 4 or 5 adverse events observed

Poziotinib Phase 1 Study Tumor Response

Substantial tumor size reductions in heavily pre-treated patient with diverse tumors (NSCLC/breast/gastric cancers)

Poziotinib Phase 1 Study

Duration of Treatment

More than 40% of heavily pre-treated patients received ? 3 months of treatment and 5 patients were treated more than 1 year

Poziotinib Clinical Data in Breast Cancer Patients Failing Other HER TKIs—Reason to be Optimistic…

Molecule Company ORR No. of Prior HER2 Study

HER2+ directed

Patients therapy

Lapatinib GlaxoSmithKline 6% 140 Trastuzumab Phase 2:

(Tykerb®)(Approved 2007) Burstein et al.

2008

Neratinib Puma 24% 63 Trastuzumab Phase 2:

Biotechnology Burstein et al.

2010

Poziotinib Spectrum 60% 10 Trastuzumab Hanmi Aggregate

Pharma/ Lapatinib Phase 1

Hanmi Pharma Pertuzumab*

*One patient treated with prior pertuzumab who had PR

For illustrative purposes only. Comparisons across studies with different trial designs and parameters are not  indicative of superiority or inferiority of any compound.

Phase 1 Poziotinib: Breast Cancer

Previous

Initial Best Overall

Study Lines of Prior HER-2 Directed Therapies

Dose Response

Therapy

1	mg 7 Trastuzumab, Lapatinib PD
2	mg 6 Trastuzumab, Lapatinib PD
20	mg 3 Trastuzumab, Lapatinib PR

PHI-101 4 Trastuzumab, Lapatinib PR

24	mg 4 Trastuzumab, Lapatinib PR

Trastuzumab-Pertuzumab

4	PR

Lapatinib

4	Trastuzumab, Lapatinib SD
32	mg
5	Trastuzumab, Lapatinib SD
12	mg 5 Trastuzumab, Lapatinib PR

PHI-102

18	mg 7 Trastuzumab, Lapatinib PR

# Phase 2 Poziotinib Clinical Studies

| NCT Number | Status | Population | Sponsor/Collaborators | Start Date | Phases |
|---|---|---|---|---|---|
| NCT01819428 | Recruiting | Lung Cancer- First-line therapy for NSCLC with EGFR Activating Mutation | National OncoVenture<br>Hanmi Pharmaceutical Company Limited | March 2013 | Phase 2 |
| NCT01718847 | Active, not recruiting | Lung Cancer- Second-line therapy after failure of EGFR TKIs | National OncoVenture<br>Hanmi Pharmaceutical Company Limited | January 2013 | Phase 2 |
| NCT01746771 | Recruiting | Gastric Cancer- Second-line therapy of HER2+ Gastric Cancer in combination with trastuzumab and paclitaxel | Hanmi Pharmaceutical Company Limited | November 2012 | Phase 1b/2 |
| NCT02216916 | Recruiting | Head and Neck Cancer IST – Patients with Metastatic/Recurrent HNSCC after failure or unfit for platinum based therapy | Yonsei University | August 2014 | Phase 2 |
| - | Planning | Patients with HER2-overexpressed Recurrent Stage IV Breast Cancer Who Have Received at Least Two Prior HER2-directed Regimens | National OncoVenture<br>Hanmi Pharmaceutical Company Limited | March 2015 | Phase 2 |
| - | Planning | Breast IST | Samsung Medical Center | March 2015 | Phase 2 |

114

*http://clinicaltrials.gov, updated on 2015-02-07*

Poziotinib Summary

Orally active, irreversible pan-HER inhibitor with best in class potential

Active against HER-1 (EGFR), HER-2, HER-4, and receptor mutations including EGFR T790M

Effective and well tolerated in Phase 1 and 2 studies

– Over 160 Patients treated to date

Promising clinical activity in breast cancer

– 60% ORR in heavily pretreated breast cancer patients who have failed multiple HER2 directed therapies, including trastuzumab and lapatinib

Activity in other solid tumors including lung, gastric,

and colorectal cancers

Commercial Overview

Tom Riga

Senior Vice President and Chief Commercial Officer

Commercial Perspective

Positioned For Long-Term Growth

STRONG LONG-TERM GROWTH DRIVERS

LATE-STAGE ASSETS WITH GROWTH POTENTIAL

MULTIPLE ASSETS FUND PIPELINE

Early Stage assets

CE Melphalan

Apaziquone

Poziotinib

SPI-2012

Business Development and Lifecycle Management

See Package inserts for full indications and for details including safety information

5 Approved Drugs

See Package Inserts for full indications and for details including safety information

Strong Commercial Performance in 2014

2014 Total Sales ($MM)

$40.1

Q1

Q2

Q3

Q4

Experienced TEAM

over 320 nationally recognized sales and marketing awards

AVERAGE SPECTRUM COMMERCIAL TEAM EXPERIENCE

Pharmaceutical Sales / Marketing 17 years

Oncology Sales / Marketing 10 years

SPI-2012 Overview

Novel long acting biologic for chemotherapy induced neutropenia

Pegfilgrastim Source of Business (US)

Comparable efficacy in Phase 2 study

Clinics

[VALUE]

Comparable adverse event profile with low immunogenicity in Phase 2 Study

[VALUE]

Hospitals

$6 Billion worldwide market

Source: 1. Evaluate Pharma (Last accessed on 02/13/2015), Adis R&D (Last accessed on 02/13/2015), Trial Trove (Last accessed on 02/13/2015)

Capitalizing on Our Potential Blockbuster

TRUSTED PARTNERSHIPS

# Poziotinib Overview

**Irreversible pan-EGFR / HER inhibitor**
**Potential best in class**

**Potential use in breast, NSC lung, and gastric cancer**

**175,000+ potential patients**



175,000+ total patients/year
Gastric Cancer with HER2 expression
2,000 patients
Breast Cancer with HER2 expression
60,000 patients
NSC Lung Cancer with EGFR expression
115,000 patients
2014 Incidence

*Poziotinib is currently being developed for Breast, Gastric, H&N and NSCLC
Source: Adis R&D Insight (Last accessed on 02/20/2015); Evaluate Pharma (Last accessed on 02/20/2015); Cancerdiscovery.aacrjournals.org

123

Poziotinib—Reason to be Optimistic…

Molecule Company ORR No. of Prior HER2 Study

HER2+ directed

Patients therapy

Poziotinib Spectrum 60% 10 Trastuzumab Hanmi Aggregate

Pharma/ Lapatinib Phase 1

Hanmi Pharma Pertuzumab*

Neratinib Puma 24% 63 Trastuzumab Phase 2:

Biotechnology Burstein et al.

2010

Lapatinib GlaxoSmithKline 6% 140 Trastuzumab Phase 2:

(Tykerb®)(Approved 2007) Burstein et al.

2008

*One patient treated with prior pertuzumab who had PR

For illustrative purposes only. Comparisons across studies with different trial designs and parameters are not  indicative of superiority or inferiority of any compound.

Phase 1 Poziotinib: Breast Cancer

Previous Lines Best Overall

Study Initial Dose Prior HER-2 Directed Therapies

of Therapy Response

1 mg 7 Trastuzumab, Lapatinib PD

PD

2 mg 6 Trastuzumab, Lapatinib

20 mg 3 Trastuzumab, Lapatinib PR

4	Trastuzumab, Lapatinib PR

PHI?101

24 mg 4 Trastuzumab, Lapatinib PR

Trastuzumab?Pertuzumab

4	PR

Lapatinib

4	Trastuzumab, Lapatinib SD

32 mg

5	Trastuzumab, Lapatinib SD

12 mg 5 Trastuzumab, Lapatinib PR

PHI?102

18 mg 7 Trastuzumab, Lapatinib PR

Apaziquone Overview

Next generation bioreductive alkylating agent being investigated for NMIBC treatment

No new treatments

Market opportunity of 52,000 new NMIBC patients annually approved in almost 40 years

Robust activity with no systemic toxicity

Thiotepa BCG Mitomycin C Today

1960 1970 1980 1990 2000 2010

Source: Annual incidence #’s in US (Evaluate Pharma; Last accessed on 02/17/2015)

*The standard of care for NMIBC is Intravesical BCG and Mitomycin C. When patients fail to respond to this standard of care, CIS patients,

refractory to BCG and not eligible for cystectomy, can be treated with Valstar

Captisol-enabled™ Melphalan Overview

Two indications: Stem cell transplant High overlap with

conditioning and palliative treatment in MM 136 existing MARQIBO target transplant centers

~$100 Million IV melphalan market

CE-Melphalan target transplant centers Propylene glycol free

Improved stability profile

Source: Annual incidence #’s for MM in US (Evaluate Pharma; Last accessed on 02/17/2015) Source: Market size from Bloomberg (last accessed 03/03/2015)

Positioned Well for Long-Term Growth

Experienced team that is executing today

Two near?term NDA’s

Game changing pipeline with two potential blockbuster drugs

Summary

Rajesh Shrotriya

Chairman and CEO

Analyst Day Summary

Two Near-Term NDAs and Two Potential Blockbusters

SPI-2012 is a novel biologic with blockbuster potential to mitigate neutropeniaPoziotinib has strong early data, validated MOA, targets large indicationsCE Melphalan is propylene glycol-free with an improved stability profile for the treatment of Multiple Myeloma: PDUFA: October 23, 2015Apaziquone is a next generation alkylating agent addressing an unmet medical need

STRONG

LONG-TERM

GROWTH DRIVERS

LATE-STAGE ASSETS

WITH GROWTH

POTENTIAL

MULTIPLE ASSETS

FUND PIPELINE

Q&A